Rule 497(e)
File No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify High Income ETF

(the “Fund”)

August 12, 2025

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
Dated January 28, 2025

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S NAME

The Board of Trustees of the Trust considered and approved a change to the name of the Fund. Effective on or about October 13, 2025, the Fund’s name will change to the “Amplify CEF High Income ETF.”

In connection with this transition, effective on or about September 2, 2025, the name of the Fund’s Index will change from the “ISE High Income™ Index” to the “Nasdaq CEF High Income™ Index.”

The changes will not affect the Fund’s investment objective or principal investment strategy, and the Fund’s ticker will not change.

Please Retain This Supplement for Future Reference.